SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     June 24, 2003

ACUITY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16583	No. 58-2632672
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1170 Peachtree Street, N.E. Suite 2400, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (404) 853-1400

None

(Former name or former address, if changed since last report)

ITEM 7.    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, issued by Registrant on June 24, 2003.

ITEM 9.    Regulation FD Disclosure.

Attached hereto is a press release issued by Acuity Brands, Inc. (the “Registrant”) on June 24, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 25, 2003

ACUITY BRANDS, INC.

BY:	/S/ VERNON J. NAGEL
Vernon J. Nagel Executive Vice President and Chief Financial Officer